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                                                                  EXHIBIT (5)(a)

Variable Annuity Application

GE Life and Annuity Assurance Company                    Annuity Name: [GE Choice Variable Annuity(R)]
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1. Owner (Name or name of trust)
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(Last, First, M.)                                                         Social Security no./TIN            Gender
                                                                                                             [ ] M  [ ] F

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Address                                                Trustee Name                        Telephone no.

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City                                                           State      Zip code         Date of birth or trust date (mm-dd-yyyy)

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Joint Owner: Name (Last, First, M.)                                       Social Security no./TIN            Gender
                                                                                                             [ ] M  [ ] F

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Address      Same as Owner [ ]                                                             Telephone no.

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City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

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2. Annuitant (if other than Owner(s))
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(Last, First, M.)                                                         Social Security no./TIN            Gender
                                                                                                             [ ] M  [ ] F

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Address                                                                                    Telephone no.

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City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

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[Joint/Contingent] Annuitant: Name (Last, First, M.)                      Social Security no./TIN            Gender
                                                                                                             [ ] M  [ ] F

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Address                                                                                    Telephone no.

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City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

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3. Beneficiary (Name or name of trust)
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Primary Beneficiary: (Last, First, M.)                                    Trustee Name                       Allocated
                                                                                                                                %
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Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security no./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

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Additional Beneficiary: Name (Last, First, M.)                                             Allocated         [ ] Primary
                                                                                                        %    [ ] Contingent
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Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security no./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

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Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

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4. Plan Information
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Purchase Payment: Minimum Purchase Payment: [$5,000 ($2,000 for an IRA)]
Total Amount Submitted
with Application:      $_______________________________        Estimated Purchase Payment for
                                                               1035 Exchange(s) or Transfer(s) $_______________________________

Contract Type: Please select one contract type and the appropriate source of purchase payment.
    [ ] Non-Qualified

    [ ] Qualified
                                            Profit               * Does not apply to reinvested SEP amounts. Your SEP is
                            TSA/            Sharing   Other        an IRA. Check applicable Transfer, Rollover or Conversion
Contract       SEP   Roth  403(b) Pension  /401(k)  Qualified      circle in the IRA Section.
 Types    IRA  IRA*  IRA  Annuity   **        **      Plan      ** Investment Only
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Source of [ ]   [ ]  [ ]                                   New Contribution for Tax Year________ Recharacterization: [ ] Yes [ ] No
Purchase  [ ]        [ ]    [ ]      [ ]     [ ]      [ ]  Direct Transfer
Payment:  [ ]        [ ]    [ ]      [ ]     [ ]      [ ]  Customer Rollover
(Select   [ ]               [ ]      [ ]     [ ]      [ ]  Direct Rollover From [ ] 401(a) [ ] Gov't 457 Plan [ ] 401(k)
  One)                                                         [ ] TSA/403(b) [ ] Other________
          [ ]        [ ]                                   Conversion/Reconversion
          [ ]        [ ]    [ ]      [ ]     [ ]      [ ]  Other_______________________

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

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                 Options below are available for [GE Choice Variable Annuity(R)]

5. Optional Benefits

[See prospectus for age restrictions. May not be available in all states or markets.]

Death Benefits: (Only one may be selected)
[ ] Annual Step-up  [ ] GE Earnings Protector(R)(EPR)  [ ] EPR + 5% Roll-up
[ ] 5% Roll-up      [ ] EPR + Annual Step-up           [ ] EPR + Greater of
                                                           Annual Step-up and
                                                           5% Roll-up

Living Benefits: (Only one of the four living benefit riders may be selected)

[ ] GE Guaranteed Withdrawal Advantage(SM)  [ ] GE Principal Protection                [ ] Lifetime Income Plus
    (Guaranteed Minimum Withdrawal              Advantage(SM)                              (Guaranteed Minimum Withdrawal
    Benefit Rider)                              (Payment Protection Rider)                 Benefit for Life Rider)

                     Choose Your Investment and Rebalancing Strategy by selecting ONE of the following:

    [ ] 100%* allocated to Fidelity VIP Asset   [ ] 100%* allocated to Mercury Global      *  For allocations less than 100%,
        Manager(SM) Portfolio - Svc Cl 2            Allocation V.I. Fund - Cl III Shrs        Select Multiple Fund Strategy.

    [ ] 100%* allocated to Fidelity VIP         [ ] 100%* allocated to MFS(R) Total Return [ ] Multiple Fund Strategy (Complete
        Contrafund(R) Portfolio - Svc Cl 2          Series - Service Class Shares              Section 9, Purchase Payment
                                                                                               Allocation, of this application. A
    [ ] 100%* allocated to Franklin Income      [ ] 100%* allocated to Oppenheimer             worksheet, form #35323, is available
        Securities Fund - Class 2 Shrs              Balanced Fund/VA - Service Shares          to help you determine the appropriate
                                                                                               percentages.)
    [ ] 100%* allocated to GE Investments       [ ] 100%* allocated to Salomon Brothers
        Funds, Inc. - Total Return Fund             Variable Total Return Fund - Class II

    [ ] 100%* allocated to Janus Aspen Series -
        Balanced Portfolio - Service Shares

[ ] GE Guaranteed Income Advantage(SM)      Confirmation Number (optional)____________________
    (Guaranteed Income Rider)

                     Create an income stream ("segment") by selecting ONE of these three options:

    [ ] Fully Fund Your Guarantee*               [ ] Systematically Fund Your Guarantee    [ ] Combination - Lump Sum and Systematic
        Invest a lump sum of $________ in            Transfers $___________ per month          Transfers*
        the Guaranteed Income Subaccount to          (minimum of $100) to the Guaranteed       Invest a lump sum of $________ in
        fully fund my systematic transfers           Income Subaccount until income begins     the Guaranteed Income Subaccount to
        of $_______(minimum of $100). This           in _____Years (at least 10).              partially fund my guarantee.
        may be all or a portion of your
        purchase payment.                            Income will be received for life with     Once the lump sum is exhausted,
                                                     ________period certain (10 year           continue to fund my guarantee through
        Begin Income in _______Year (at              minimum, 5 year increments only; if no    systematic transfers of $_______
        least 10)                                    option chosen, life  with 10 year         per month (minimum of $100) to the
                                                     period certain)                           Guaranteed Income Subaccount until
                                                                                               income begins in______ years (at
       Income will be received for life with                                                   least 10).
       ________ period certain (10 year minimum,
       5 year increments only; if no option chosen,                                            Income will be received for life with
       life with 10 year period certain)                                                       _________ period certain (10 year
                                                                                               minimum, 5 year increments only; if
                                                                                               no option chosen, life with 10 year
                                                                                               period certain)

* Please Note: The option to fund your guarantee fully or in combination may not be available in all states or markets. Any remaining lump sum amount will be invested in the available investment options per your instructions in Section 9.

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                 Options below are available for [GE Choice Variable Annuity(R)]

6. Fraud and Disclosure Statements

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

7. Owner Signature(s) PLEASE READ CAREFULLY

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies)
or annuity contract(s)?                                [ ] Yes  [ ] No

2. Will the proposed annuity replace and/or change any
existing annuity or insurance contracts?               [ ] Yes  [ ] No
(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.
The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

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Owner (sign as Trustee if Owner is a Trust)          State in which application signed           Date of signature (mm-dd-yyyy)
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Annuitant (required if other than Owner)             State in which application signed           Date of signature (mm-dd-yyyy)
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Joint Owner/Annuitant                                State in which application signed           Date of signature (mm-dd-yyyy)
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

8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Does the applicant have any existing life insurance
policy(ies) or annuity contract(s)?                    [ ] Yes  [ ] No

Do you have reason to believe that the proposed annuity
will replace any existing annuity or insurance
contract(s)?                                           [ ] Yes  [ ] No
(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

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Representative Name*                                                            Social Security No./TIN
                                                                                (In FL License ID No. required)
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Broker/Dealer or Firm Name                         Client Account No.                     Email Address

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Address                                            City                                   State          Zip Code

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Telephone No.                                      Fax No.                                Commission Option:
                                                                                          [ [ ] NT  [ ] T  [ ] L  [ ] O ]
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Representative
Signature
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

* Use a separate sheet for split commissions. Please provide all agent information listed above including commission split percentages.

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                 Options below are available for [GE Choice Variable Annuity(R)]

9. Purchase Payment Allocation

Enter whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.]

AIM Variable Insurance Funds (A I M     Fidelity Variable Insurance             Oppenheimer Variable Account Funds
 Advisors, Inc.)                         Products Fund (VIP)                    (OppenheimerFunds, Inc.)
_____% AIM V.I. Basic Value Fund - Ser  (Fidelity Management & Research         _____% Oppenheimer Aggressive Growth
        II Shrs                          Company)                                       Fund/VA - Svc Shrs
_____% AIM V.I. Capital Appreciation    _____% Fidelity VIP Asset Manager(SM)   _____% Oppenheimer Balanced Fund/VA -
        Fund - Ser I Shrs                       Portfolio - Svc Cl 2                    Svc Shrs
_____% AIM V.I. International Growth    _____% Fidelity VIP Contrafund(R)       _____% Oppenheimer Capital Appreciation
        Fund - Ser II Shrs                      Portfolio - Svc Cl 2                    Fund/VA - Svc Shrs
_____% AIM V.I. Premier Equity Fund -   _____% Fidelity VIP Dynamic Capital     _____% Oppenheimer Global Securities
        Ser I Shrs                              Appreciation Portfolio - Svc            Fund/VA - Svc Shrs
AllianceBernstein Variable Products             Cl 2                            _____% Oppenheimer Main Street Fund/VA
Series Fund, Inc.                       _____% Fidelity VIP Equity-Income               - Svc Shrs
(Alliance Capital Management, L.P.)             Portfolio - Svc Cl 2            _____% Oppenheimer Main Street Small Cap
_____% AllianceBernstein Global         _____% Fidelity VIP Growth Portfolio            Fund/VA - Svc Shrs
        Technology Portfolio - Class B          - Svc Cl 2                      PIMCO Variable Insurance Trust
_____% AllianceBernstein Growth and     _____% Fidelity VIP Growth & Income     (Pacific Investment Management Company
        Income Portfolio - Class B              Portfolio - Svc Cl 2             LLC)
_____% AllianceBernstein International  _____% Fidelity VIP Mid Cap Portfolio   _____% All Asset Portfolio - Adv Cl Shrs
        Value Portfolio - Class B               - Svc Cl 2                      _____% High Yield Portfolio - Adm Cl
_____% AllianceBernstein Large Cap      _____% Fidelity VIP Value Strategies            Shrs
        Growth Portfolio - Class B              Portfolio-Svc Cl 2              _____% Long-Term U.S. Government
American Century Variable Portfolios    Franklin Templeton Variable Insurance           Portfolio - Adm Cl Shrs
 II, Inc.                                Products Trust                         _____% Low Duration Portfolio - Adm Cl
(American Century Investment            (Franklin Advisers, Inc.)                       Shrs
 Management, Inc.)                      _____% Franklin Income Securities Fund  _____% Total Return Portfolio - Adm Cl
_____% VP Inflation Protection Fund             - Cl 2 Shrs                             Shrs
        - Cl II                         GE Investments Funds, Inc.              The Prudential Series Fund, Inc.
Eaton Vance Variable Trust              (GE Asset Management Incorporated)      (Prudential Investments LLC)
(Eaton Vance Management)                _____% Income Fund                      _____% Jennison Portfolio - Cl II
_____% VT Floating-Rate Income Fund     _____% Mid-Cap Equity Fund              _____% Jennison 20/20 Focus Portfolio -
(OrbiMed Advisors, LLC)                 _____% Money Market Fund                        Cl II
_____% VT Worldwide Health Sciences     _____% Premier Growth Equity Fund       _____% Natural Resources Portfolio -
        Fund                            _____% Real Estate Securities Fund              Cl II
Evergreen Variable Annuity Trust        _____% S&P 500(R) Index Fund*           Rydex Variable Trust (Rydex Investments)
(Evergreen Investment Management        _____% Small-Cap Value Equity Fund      _____% OTC Fund**
 Company, LLC)                          _____% Total Return Fund                Salomon Brothers Variable Series Funds
_____% Evergreen VA Omega Fund - Cl 2   _____% U.S. Equity Fund                  Inc
FAM Variable Series Funds, Inc.         _____% Value Equity Fund                (Salomon Brothers Asset Management Inc)
(Merrill Lynch Investment Managers,     Goldman Sachs Variable Insurance Trust  _____% Salomon Brothers Variable All Cap
 L.P. doing business as Mercury         (Goldman Sachs Asset Management, L.P.)          Fund - Cl II
 Advisors)                              _____% Goldman Sachs Mid Cap Value      _____% Salomon Brothers Variable Total
_____% Mercury Basic Value V.I. Fund -          Fund                                    Return Fund - Cl II
        Cl III Shrs                     Greenwich Street Series Fund            Van Kampen Life Investment Trust
_____% Mercury Global Allocation V.I.   (Salomon Brothers Asset Management      (Van Kampen Asset Management Inc.)
        Fund - Cl III Shrs               Inc)                                   _____% Comstock Portfolio - Cl II Shrs
_____% Mercury Large Cap Growth V.I.    _____% Salomon Brothers Variable        _____% Emerging Growth Portfolio - Cl II
        Fund - Cl III Shrs                      Aggressive Growth Fund - Cl II          Shrs
_____% Mercury Value Opportunities V.I. Janus Aspen Series (Janus Capital       GE Life & Annuity Guarantee Account
        Fund - Cl III Shrs               Management LLC)                         Limited to 25% of contract value.
Federated Insurance Series              _____% Balanced Portfolio - Svc Shrs    _____% 1 yr guarantee period
(Federated Investment Management Co.)   _____% Forty Portfolio - Svc Shrs       _____% 6 yr guarantee period
_____% Federated High Income Bond Fnd   MFS(R) Variable Insurance Trust         Enhanced Rate Guarantee Account
        II - Svc Shrs                   (Massachusetts Financial Services       DCA instructions are required, please
(Federated Equity Management Company    Company (MFS(R)))                        complete form 15351A.
 of Pennsylvania)                       _____% MFS(R) Investors Growth Stock    _____% 12 Month
_____% Federated Kaufmann Fund II -             Series - Svc Cl Shrs            _____% 6 Month
 Svc Shrs                               _____% MFS(R) Investors Trust Series -
                                                Svc Cl Shrs                     Interest Sweep    [ ] Yes   [ ] No
* "S&P 500" is a trademark of the       _____% MFS(R) New Discovery Series -
McGraw-Hill Companies, Inc. and has             Svc Cl Shrs                     Will be transferred Quarterly unless
been licensed for use by GE Asset       _____% MFS(R) Total Return Series -      another interval is indicated.
Management Incorporated. The S&P                Svc Cl Shrs                     [ ] Monthly [ ] Semi-Annually [ ] Annually
500 Index Fund is not sponsored,        _____% MFS(R) Utilities Series - Svc
endorsed, sold or promoted by Standard          Cl Shrs
& Poor's and Standard & Poor's makes    Nations Separate Account Trust
no representation regarding the         (Banc of America Capital Management,
advisability of investing in the         LLC)
portfolio.                              _____% Nations Marsico Growth
** The NASDAQ 100 index is an                   Portfolio
unmanaged index that is used as an      _____% Nations Marsico International
indicator of the OTC market                     Opportunities Portfolio
performance.

10. Allocation Transfer Authorization

          I/we authorize GE Life and Annuity Assurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must specifically authorize my representative to make each transaction, unless I have granted my representative discretionary authority in writing. Transactions are authorized to be made by telephone or any other means permitted by the Company. The Company has no duty to verify whether discretionary
Owner(s)  authority has been given and will not be liable for losses from unauthorized or fraudulent transactions if it initials  follows reasonable procedures described in the prospectus.

Owner's Signature                            Owner's name (Last, First, M.)          Social Security no.

11. Mailing Instructions

Regular Mail - GE Life and Annuity Assurance Company . [P.O. Box 281001 . Atlanta, GA 30384]
For Inquiries and/or Questions - Internet: [www.GEFinancialService.com . Toll free: (800) 352-9910]
Overnight Delivery - GE Life and Annuity Assurance Company . [Lockbox #281001 . 6000 Feldwood Road . College Park,
                      GA 30349]

15351 10/2003                      Page 4 of 4             Art Edition: 07/25/05
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